WESTERN ASSET FUNDS, INC.

Supplement to the Institutional and Financial Intermediary Class Prospectus dated August 1, 2005

This supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus dated August 1, 2005 (the “Prospectus”).

The Prospectus is hereby amended as follows:

In the section titled “FREQUENT TRADING OF PORTFOLIO SHARES”, the second paragraph is hereby replaced with the following:

Under the Portfolios’ frequent trading policy, each Portfolio reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever it detects a pattern of trading that is believed (or the Advisers or their affiliates determine) to be excessive. The policy provides that a Portfolio will use its best efforts to restrict a shareholder’s trading privileges in the Portfolio if that shareholder has engaged in four or more “Round Trips” during any rolling 12-month period. However, each Portfolio has the discretion to determine that restricting a shareholder’s trading privileges is not necessary (or that a new limit on Round Trips should be established for the shareholder) if it is determined that the pattern of trading is not abusive or harmful to the Portfolio. In making such a determination, the Portfolio will consider, among other things, the nature of the shareholder’s account, the perceived reason for the frequent trading, the amount of trading and the particular Portfolio in which the trading has occurred. Additionally, the Portfolios have the discretion to make inquiries or to take action against any shareholder whose trading appears inconsistent with the frequent trading policy. Examples of the types of actions the Portfolios may take to deter excessive trading in a shareholder account include restricting the shareholder from purchasing additional shares in a Portfolio altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the Portfolios.

This supplement is dated September 15, 2005